UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2017, Rigel Pharmaceuticals, Inc. (the “Company”) announced certain financial results for the first quarter ended March 31, 2017. A copy of the Company’s press release, titled “Rigel Announces First Quarter 2017 Financial Results and Provides Company Update,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 11, 2017. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2017.

•                  Each of the two nominees for director, to serve until the Company’s 2020 Annual Meeting of Stockholders or until his respective successor has been elected and qualified, was elected as follows:

Nominee	Shares Voted For	Shares Withheld
Raul R. Rodriguez	83,753,142	360,198
Walter H. Moos, Ph.D.	81,710,145	2,403,195

There were 20,804,479 broker non-votes for this matter.

•                  The Company’s stockholders approved the Company’s 2011 Equity Incentive Plan, as amended.

The tabulation of votes on this matter was as follows: shares voted for: 60,189,483; shares voted against: 23,864,534; shares abstaining: 59,323; and broker non-votes: 20,804,479.

•                  The Company’s stockholders approved the Company’s 2000 Non-Employee Directors’ Plan, as amended.

The tabulation of votes on this matter was as follows: shares voted for: 60,812,627; shares voted against: 23,242,455; shares abstaining: 58,258; and broker non-votes: 20,804,479.

•                  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

The tabulation of votes on this matter was as follows: shares voted for: 83,476,295; shares voted against: 547,490; shares abstaining: 89,555; and broker non-votes: 20,804,479.

•                  The Company’s stockholders approved, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

The tabulation of votes on this matter was as follows: shares voted for every year: 74,616,242; shares voted for every two years: 56,818; shares voted for every three years: 9,383,725; shares abstaining: 56,555; and broker non-votes: 20,804,479.

•                  The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

The tabulation of votes on this matter was as follows: shares voted for: 101,528,280; shares voted against: 3,269,062; and shares abstaining: 120,477.

Item 9.01.     Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit	Description
99.1	Press Release, dated May 2, 2017, titled “Rigel Announces First Quarter 2017 Financial Results and Provides Company Update.”

The information in Item 2.02 this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rigel Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017	RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance

Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated May 2, 2017, titled “Rigel Announces First Quarter 2017 Financial Results and Provides Company Update.”